Exhibit 99.1

CleanSpark Completes Acquisition of GRIID Infrastructure Inc.

Action comes following approval of merger by GRIID shareholders in October 28th vote

CleanSpark expects to grow to over 400 MW of mining capacity in Tennessee

LAS VEGAS, October 31, 2024 – CleanSpark, Inc. (Nasdaq: CLSK), America’s Bitcoin Miner® (the “Company”), announced today the completed acquisition of GRIID Infrastructure Inc. (Nasdaq: GRDI) (“GRIID”) on October 30, 2024, following approval of the transaction by stockholders of GRIID at the special meeting of its stockholders on October 28, 2024.

“I’m pleased to announce the completion of our acquisition of GRIID Infrastructure Inc., a strategic move that allows us to grow our Bitcoin mining capacity in the state of Tennessee, which we intend to build to over 400 MW in the coming years,” said CleanSpark CEO Zach Bradford. “Moreover, this adds significant geographic and power supply diversity through expansion in the Tennessee Valley Authority (TVA) service territory, providing us with additional operational flexibility.”

“We look forward to smoothly integrating GRIID’s team into ‘The CleanSpark Way,’ merging their impressive workforce with our own. We’ve gotten to know GRIID’s employees well in the past three months as we have prepared for the merger and they have hosted 50 MW of mining capacity for us. The fit couldn’t be better, and we are collectively ready to hit the ground running with GRIID’s existing capacity, new development in TVA, and additional talent supporting our previously acquired sites in the state,” said Bradford.

“I’m proud to welcome CleanSpark to Tennessee,” said U.S. Senator Bill Hagerty (R-TN). The Volunteer State is a great place to grow a business and has rapidly developed into one of the centers of America’s Bitcoin industry. We boast a globally competitive workforce, a superior quality of life, and thanks to TVA, reliable and affordable power. We are excited to see CleanSpark grow and invest in Tennessee.”

“The closing of the merger is a great outcome for GRIID’s shareholders and employees,” said GRIID’s former CEO Trey Kelly. “It’s great to start the next chapter, and merging with CleanSpark is a tribute to the business we’ve built with some of the best Bitcoin mining professionals in the world. CleanSpark has already begun demonstrating their ability to accelerate and maximize the value of GRIID’s power pipeline, and I see tremendous upside for the combined company in the years to come.”

Under the terms of the merger agreement originally announced on June 27, 2024, each share of GRIID common stock was converted into approximately 0.06959 of a share of CleanSpark common stock at the effective time of the merger.

In connection with the closing of the transaction, GRIID has requested that Nasdaq suspend trading of the GRIID common stock and GRIID public warrants on Nasdaq prior to the opening of trading on October 31, 2024. The shares of GRIID common stock are expected to be delisted from Cboe Canada at the end of the day on October 31, 2024.

Advisors

Cozen O’Connor P.C. served as legal counsel for CleanSpark and Troutman Pepper Hamilton Sanders LLP served as legal counsel for GRIID in connection with the transaction.

About CleanSpark

CleanSpark (Nasdaq: CLSK) is America’s Bitcoin Miner®. We own and operate multiple data centers that primarily run on low-carbon power. Our infrastructure responsibly supports Bitcoin, the world’s most important digital commodity and an essential tool for financial independence and inclusion. We cultivate trust and transparency among our employees and the communities we operate in. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included in this press release, including, among other things, statements regarding the business combination transaction between CleanSpark and GRIID, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the transaction, the anticipated impact of the transaction on CleanSpark’s business and future financial and operating results, the expected amount and timing of synergies from the transaction and other aspects of CleanSpark’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, CleanSpark expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond CleanSpark’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: CleanSpark’s ability to successfully integrate GRIID’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the transaction may not be fully achieved in a timely manner, or at all; the risk of potential litigation relating to the transaction that could be instituted against CleanSpark or its directors; the risk that CleanSpark will be unable to retain and hire key personnel; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the transaction on CleanSpark’s common stock price and uncertainty as to the long-term value of CleanSpark common stock; risks that the transaction disrupts current plans and operations of CleanSpark and its management team and potential difficulties in hiring or retaining employees as a result of the transaction; reliance on a limited number of key employees; the availability of financing opportunities and risks associated with economic conditions; dependency on continued growth in blockchain and bitcoin usage; anticipated additions to CleanSpark’s hashrate and the timing thereof; the risk that the electrical power available to CleanSpark’s facilities does not increase as expected; the success of CleanSpark’s digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which CleanSpark operate; increasing difficulty rates for bitcoin mining; bitcoin halving; changes in network and infrastructure; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth and ability to execute on business strategy; CleanSpark’s ability to remediate the material weakness identified in the internal control over financial reporting included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023; global and regional changes in the demand for the services of CleanSpark, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure; insufficient liquidity; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; international monetary conditions and exchange rate fluctuations; CleanSpark’s ability to complete any other announced or any other future dispositions or acquisitions on time, if at all; security and cybersecurity threats and hacks; dependency on third parties to maintain cold and hot wallets that hold CleanSpark’s bitcoin; the expectations of future revenue growth and ability to execute on CleanSpark’s business strategy; and other economic, business, competitive and/or regulatory factors affecting CleanSpark’s business generally as set forth in its filings with the SEC. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to CleanSpark’s periodic reports and other filings with the SEC, including the risk factors contained in CleanSpark’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and any subsequent filings with the SEC. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Forward-looking statements contained herein are made only as to the date of this press release, and CleanSpark assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Investor Relations Contact

Brittany Moore

702-989-7693

ir@cleanspark.com

Media Contact

Eleni Stylianou

702-989-7694

pr@cleanspark.com